# ERI INVESTOR PRESENTATION

(NASDAQ: ERII)

2017



energy recovery™

# FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

## Who We Are

An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science

**Pressure Energy is our Arbitrage**

## What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

## Core End-Markets

OIL & GAS

WATER

CHEMICALS



# HISTORY OF ENERGY RECOVERY

| 1992 - 2014 | 2015 | 2016 |
| --- | --- | --- |
| Developed Pressure Exchanger Technology | New Corporate Strategy and Management Team | Commenced collaborative VorTeq testing with Schlumberger |
| Invested in R&D | Signed 15-year license with Schlumberger | Secured largest purchase order in company history |
| Established Market Leadership in Desalination | Installed first Energy Recovery device in Saudi Aramco production portfolio | Record company gross margins |
| Increased shipments of Energy Recovery Devices Worldwide | Revenues up 47% in 2015 | 2014-2016 revenue CAGR of 34% |

# INVESTMENT HIGHLIGHTS

## Growth

- Commercialize VorTeq technology
- MTeq product introduction and commercialization
- Alderley agreement to further penetrate Saudi Aramco & greater GCC
- Expand water desalination segment's total addressable market

## Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class engineering talent – critical mass of PhD assets

## Validation of New Corporate Strategy & Management Team

- Signed 15 year exclusive licensing agreement with Schlumberger
- Signed 10 year exclusive licensing agreement with Alderley in the GCC for IsoGen & IsoBoost
- Corporate speed and agility – new product introductions on 12 month cycle

## Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)

## WATER

### Making Desalination Affordable

**Pressure Exchanger**


energy recovery

**18,000 Installations on 7 continents**

## OIL & GAS


VorTeq

Hydraulic Fracturing: **VorTeq**

## CHEMICALS



**IsoBoost Applications**

- Gas Processing
- Ammonia



**IsoGen Applications**

- Gas Processing
- Pipelines
- Ammonia

## Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015
- **27.8%** of OPEX in 2016


energy recovery
Derivative of Pressure Exchanger
SLB Licensing Revenue
Desal

**$?M**

**Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles**

**~$80M to $200M per annum**

**~$50M**

**2016** — **$54.7M**

**Incremental Revenue Opportunity**

**2020+** — **$200M+**

| | |
|---|---|
| High rates of flow | ✓ |
| High pressure differentials | ✓ |
| High capital intensity in the form of pumps and ancillary equipment | ✓ |
| Hostile process fluid applications | ✓ |

**Flow x Pressure Differential = Energy Density**

# EFFICIENT FRONTIER OF PRODUCT OPTIONALITY



Desalination
$15 - $20M FCFE
Cash Cow/ Funding Mechanism
Early-stage Businesses / Real Options
VorTeq™ – 2015, exclusive licensing agreement with SLB
PX / VorTeq derivatives – target rich product development road map
IsoGen™ – 2015, installed first ERD in Saudi Aramco facility
IsoBoost™ – 2016 secured PO totaling up to $11M
Return
Risk (*technology, execution, capital*)

## Targeting 24 month development cycles, commencing every twelve months


Concept cycle begins
Next concept cycle begins
Proof of concept
Concept
Derive value proposition
Prototype design and manufacturing
Consummate long-term strategic partnership
Manufacture commercial units
Size and segment market
Consummate early adoption partnership
Initiate field trials
Conclude field trials
Generate product revenues
1
12
24
Months

# $4.1B ADDRESSABLE MARKET OPPORTUNITY



$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
0
TAM (Billions)
$50M
$2.0B
$1.2B
$840M
$4.1B
?
$600M
Mud Pumping
Water
Upstream
Midstream
Ammonia
TOTAL
New Opportunities
WATER
OIL & GAS
CHEMICALS
DEVELOPING

energy recovery™

# Desalination

## The "PX Pressure Exchanger"

- 18,000 PX devices installed worldwide
- 25-year life with no maintenance
- Dominant global market share
- 60%+ gross margins

## Compelling short and long term market opportunity

- Global water demand / supply gap
- Expand product offering to increase total addressable market
- Expand procurement vehicle options – Energy Services Agreements

**Significant Cash Flow Funds Growth Initiatives**



# Emerging Markets
## Upstream Oil & Gas

## Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
HIGH PRESSURE PUMP FLEET
BLENDER

## With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

| Status Quo | With VorTeq | Centrifugal Pump Model |
|---|---|---|
| Existing Pumping Model with 15 to 20 PD Pumps | | New Pumping Model with 3 to 4 Centrifugal Pumps |







1. **Reduced Maintenance:** $3M to $4M p/yr p/fleet*
2. **Decreased Pump Redundancy / Lower CAPEX:** $1M to $2M p/yr p/fleet*
3. **Centrifugal Pump Model** $8M to $12M p/yr p/fleet*

*ERI estimates

## Status Quo


POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
MUD SOLIDS CONTROL

## With MTeq


CLEAN FLUID SOURCE
MTeq™
CENTRIFUGAL PUMP
CENTRIFUGAL PUMP
MUD SOLIDS CONTROL

# MTEQ UNLOCKS VALUE FOR OPERATORS

## Drilling Configuration with MTeq & Centrifugal Pumps

### Reduced Logistics
- ✓ Lower load requirements
- ✓ Less rig-up and rig-down time

### Increased Productivity
- ✓ Reduction in planned and unplanned rig downtime


MTeq™

### Reduced Operating Cost
- ✓ Reduced R&M
- ✓ Increased pump life
- ✓ Fewer pumps

### Higher Reliability & Safety
- ✓ Less risk of injury



# Strategic Imperatives

## Short Term and Long Term Goals



## Commercialize VorTeq

- On schedule to achieve Milestone success in 2017
- Finalized design and in fabrication stage currently



## Product Innovation

- MTeq introduction demonstrates success of new product development strategy in 2017



## Market Expansion

- Alliance agreement with Duchting Pumpen executed
- Increased sales into retrofit market have commenced



## Monetize Centrifugal Product Lines

- Consummated Alderley agreement for growth in GCC

# THANK YOU



energy recovery™